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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 1997

                WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-14536                    04-2869812
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(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)

   One International Place, Boston, MA                             02110
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(Address of principal executive offices)                         (Zip Code)

         Registrant's telephone number including area code: (617) 330-8600

Former name or former address, if changed since last report:

         Not applicable.

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Item 5   Other Events.

Winthrop California Investors Limited Partnership (the "Registrant") has distributed to its investor limited partners (the "Investor Limited Partners") a Statement Furnished in Connection with the Solicitation of Consents and Supplement No. 1 thereto (collectively the "Statement"). The Statement was furnished in connection with, and pursuant to, the Third Amended and Restated Plan of Reorganization, dated July 23, 1997 of Crow Winthrop Operating Partnership (the "Plan"). The Registrant holds a 99% general partner interest in Crow Winthrop Operating Partnership (the "Operating Partnership").

The Statement, a copy of which is attached to this Current Report on Form 8-K, seeks the consent of the Investor Limited Partners to the adoption of the Plan. If the Plan is adopted, among other things:

         (a) the outstanding indebtedness encumbering the Operating Partnership's property (the "Headquarters Facility"), will be satisfied by (i) the discharge, immediately prior to the transfer of the Headquarters Facility to Jamboree LLC, a newly formed limited liability company, of an amount of the existing debt sufficient to reduce the outstanding balance thereof to $104.5 million, (ii) the subsequent contribution by the holders of the debt of $4.5 million of the remaining debt to Jamboree LLC in exchange for a 90% interest in Jamboree LLC, and (iii) the delivery of new promissory notes of Jamboree LLC in the original principal amount of $100 million to such holders in satisfaction of $100 million of the remaining $104.5 million of debt.

         (b) The Operating Partnership will make a capital contribution to Jamboree LLC of all of its assets and liabilities, including $500,000 of unencumbered cash and the Headquarters Facility and the debt encumbering the Headquarters Facility, in exchange for the remaining 10% interest in such entity.

         (c) The payment to the Registrant of a $500,000 fee for services rendered and expenses incurred in connection with the Plan.

         (d) The Operating Partnership will be entitled to receive cash payments from, or additional equity interests in, a newly formed real estate investment trust based on the appreciation, if any, in the value of the Headquarters Facility.

         (e) Winthrop California Management Limited Partnership, an entity in which the Registrant holds a 99% interest, will be retained as the management agent for the Headquarters Facility for approximately five years.

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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

20.1     Statement Furnished in Connection with
         the Solicitation of Consents, dated July 31, 1997

20.2     Letter to Investor Limited Partners together with
         Supplement No. 1 to Statement Furnished in
         Connection with the Solicitation of Consents, dated August 7, 1997

23.      Consent of Arthur Andersen LLP


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           WINTHROP CALIFORNIA INVESTORS
                                           LIMITED PARTNERSHIP

                                           By:  Winthrop Financial Associates,
                                                A Limited Partnership, as
                                                Managing General Partner

                                                By:  /s/ Michael L. Ashner
                                                     -------------------------
                                                     Michael L. Ashner
                                                     Chief Executive Officer

DATED:  August 7, 1997

                                       4

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                                 EXHIBIT INDEX

                  Exhibit                                                 Page

20.1     Statement Furnished in Connection with                           6
         the Solicitation of Consents, dated July 31, 1997

20.2     Letter to Investor Limited Partners together with
         Supplement No. 1 to Statement Furnished in
         Connection with the Solicitation of Consents, dated August 7, 1997

23.      Consent of Arthur Andersen LLP


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